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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report (Date of earliest
                                  event reported):
                                September 10, 1998



                           PACIFIC PHARMACEUTICALS, INC.
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               (Exact name of registrant as specified in its charter)


                                      Delaware
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                   (State or other jurisdiction of incorporation)

        1-9613                               36-3258753
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(Commission File Number)        (IRS Employer Identification Number)


                                6730 Mesa Ridge Rd.
                                      Suite A
                              San Diego, California 92121
                     ------------------------------------------
                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.  Other Events.


On September 10, 1998, Pacific Pharmaceuticals, Inc. (the "Company") received notice from the American Stock Exchange ("AMEX") that the Executive Committee of the Exchange's Board of Governors has denied the Company's appeal of the determination by the Exchange to remove the Company's Common Stock from the AMEX because the Company no longer satisfies all of the financial guidelines of the AMEX for continued listing. The last day of trading of the Company's Common Stock on AMEX will be September 18, 1998. The Company anticipates that trading will commence September 21, 1998 on the Over the Counter Bulletin Board under the ticker symbol PPHA.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  EXHIBITS.  The following exhibit accompanies this Report:

     Exhibit
      Number                        Exhibit Description
     -------                        -------------------

     99.62 News release dated September 11, 1998 announcing that the Company has received notice from the AMEX that the Executive Committee of the Exchange's Board of Governors has denied the Company's appeal of the determination by the Exchange to remove the Company's Common Stock from the AMEX.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC PHARMACEUTICALS, INC.


                                        By: /s/ James Hertzog
                                            -------------------------
                                        James Hertzog
Date: September 15, 1998                Controller-Principal Accounting Officer


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                                 Index to Exhibits
                                 -----------------


    Exhibit                                                      Sequentially
    Number                 Description of Exhibit                Numbered Page
    -------                ----------------------                -------------

     99.62     News release dated September 11, 1998
               announcing that the Company has received notice from the AMEX that the Executive
               Committee of the Exchange's Board of Governors has denied the Company's appeal of the determination by the Exchange to remove the Company's Common Stock from the AMEX.



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